First Quarter 2022 earnings call May 5, 2022 DT Midstream

Safe Harbor Statement This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident” and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: risks related to the spin-off of DT Midstream from DTE Energy (“the Spin-Off”), including dependence on DTE Energy and the risk that transition services provided by DTE Energy could adversely affect our business and that the transaction may not achieve some or all of the anticipated benefits; changes in general economic conditions; competitive conditions in our industry; global supply chain disruptions; actions taken by third-party operators, processors, transporters and gatherers; changes in expected production from Southwestern Energy Company and/or its affiliates, Antero Resources Corporation and/or its affiliates and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; competition from the same and alternative energy sources; our ability to successfully implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to complete acquisitions; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; energy efficiency and technology trends; changing laws regarding cyber security and data privacy and any cyber security threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to climate change and greenhouse gas emissions; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, including the COVID-19 pandemic and the economic effects of the pandemic; the ongoing conflict between Ukraine and Russia; interest rates; the impact of inflation on our business; labor relations; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; intent to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; the effects of existing and future laws and governmental regulations; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the suspension, reduction or termination of our customers’ obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; the qualification of the Spin-Off as a tax-free distribution; the allocation of tax attributes from DTE Energy in accordance with the agreement that governs the respective rights, responsibilities and obligations of DTE Energy and DT Midstream after the Spin-Off with respect to all tax matters; and our ability to achieve the benefits that we expect to achieve as an independent publicly traded company. The above list of factors is not exhaustive. New factors emerge from time to time. DT Midstream cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled “Risk Factors” in our Annual Report for the year ended December 31, 2021, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not put undue reliance on any forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise. DT Midstream 2

First quarter 2022 accomplishments Strong financial performance Delivered adjusted EBITDA1 of $191 million – on plan for the first quarter and firmly on track to achieve 2022 guidance Converted a significant portion of our variable rate debt to a fixed rate and extended term Robust commercial activity across both the Haynesville & Appalachia Reached agreements with two shippers for phase 2 expansion of Appalachia Gathering System, extending term, expanding acreage dedication, and increasing system capacity by ~20% Executed a new five-year, 100 MMcf/d contract on NEXUS at favorable rates with an investment grade shipper Advancing commercial discussions for phase 2 Haynesville system expansion Advanced ESG initiatives Collaborating with Cheniere to deploy emissions monitoring equipment, supporting our low carbon strategy Advancing carbon capture and sequestration (CCS) opportunity in Louisiana 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix DT Midstream 3

Delivered strong quarterly results on track with full-year guidance Segment adjusted EBITDA1 (millions) $196 $191 $89 $86 $107 $105 Q4 2021 Q12022 Pipeline Gathering Continued strong business performance in both segments • Stable gathering segment volumes across both the Haynesville and Appalachia – Executed pull-forward of new customer volumes on Haynesville system in Q4 2021 – Planned maintenance of Haynesville gathering system in Q1 2022 • Pipeline segment includes higher contribution from pipeline joint ventures offset by lower short-term contracted volumes on Stonewall 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix DT Midstream 4

Strong confidence in achieving 2022 guidance and 2023 early outlook New projects and existing business will deliver incremental growth • Investing in growth opportunities in both basins and both segments • Expansion projects with long-term contracted cash flows • New growth projects to be placed in-service starting in Q2 2022 • Favorable re-contracting and growth on existing assets Adjusted EBITDA1 (millions) 5% - 7% CAGR 850 800 750 700 650 600 550 500 $710 - $750 $770 - $810 $810 - $850 2021 original guidance 2022 guidance 2023 early outlook 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix DT Midstream 5

Over 2.9 Bcf/d of production volumes gathered in Q1 2022 Gathering segment average throughput1 (Bcf/d) +18% 2.46 2.52 2.62. 2.91 2.91 1.16 1.23 1.35 1.55 1.57 1.29 1.29 1.27 1.37 1.34 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Haynesville Northeast Haynesville • Q1 2022 volumes in-line with Q4 2021 as new customer volumes were pulled forward into 2021 Northeast • Overall volumes for Q1 2022 in-line with Q4 2021 ? Growth on Appalachia Gathering System offset by declines in other areas 1. Excludes Michigan gathering DT Midstream 6

Quarterly financial results Three months ended (millions, except EPS) March 31, 2022 December 31, 2021 Adjusted EBITDA1 $191 $196 Pipeline segment $105 $107 Gathering segment $86 $89 Operating Earnings2 $81 $87 Operating EPS2 $0.84 $0.89 Distributable cash flow3 $182 $121 Growth capital4 $17 $37 Maintenance capital $3 $7 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in the appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 97 million shares outstanding - diluted 3. Definition and reconciliation of distributable cash flow (non-GAAP) included in the appendix 4. Growth capital includes contribution to equity method investees DT Midstream 7

Financial strength is supported by strong balance sheet with a weighted average debt maturity of 8 years Converted 60% of 7-year variable rate term loan to 10-year fixed rate senior notes • $3.1 billion in long-term debt – $0.4 billion term loan B due 2028 – $1.1 billion senior notes due 2029 – $1.0 billion senior notes due 2031 – $0.6 billion senior notes due 2032 • $750 million committed revolver2 • $281 million of cash on hand as of March 31, 2022 • Current leverage ratio of ~3.8x3 with targeted ceiling of 4x • Strategic goal is to achieve a corporate investment grade rating Debt maturity profile1 (billions) Converted variable rate to fixed rate and extended maturity by 4 years $0.6 $0.4 $1.1 $1.0 $0.6 8 years - weighted average debt maturity 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Issuer ratings Capital instruments S&P Moody’s Fitch Senior secured BBB- Baa2 BBB- Senior unsecured BB+ Ba2 BB+ 1. Term Loan B includes $10 million per year of amortization resulting in the 2028 maturity being ~$330 million 2. $742mm availability - reflects $750mm RCF less $8 million L/Cs. 3. Represents debt to trailing twelve months adjusted EBITDA as of March 31, 2022 DT Midstream 8

Haynesville rig count has surged above pre-pandemic levels; production is expected to experience strong growth through 2030 Haynesville gas rig count +34 rigs since June 2020 low 70 65 60 55 50 45 40 35 30 25 20 2017 2018 2019 2020 2021 2022 Haynesville production (Bcf/d) 20 18 16 14 12 10 8 6 4 +7 Bcf/d 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Sources: Baker Hughes, Wood Mackenzie DT Midstream 9

DTM has significant exposure to growing LNG export demand Arkansas Mississippi HAYNESVILLE SHALE Blue Union Gathering LEAP Lateral Texas Louisiana Golden Pass Sabine Pass Lake Charles Driftwood Cameron CP2 Calcasieu Pass Plaquemines Gulf Coast LNG corridor Cove Point LNG MARCELLUS SHALE Appalachia Gathering Stonewall Lateral West Virginia Maryland Cove Point Virginia LNG facilities Operational Under development DTM assets currently provide ~2 Bcf/d of access to LNG export terminals and are well-positioned to serve growing demand US LNG exports (Bcf/d) +13 Bcf/d 24 20 16 12 8 4 0 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 ~8 Bcf/d of Louisiana Gulf Coast area LNG export growth through 20301 Sabine Pass Golden Pass Cove Point Elba Island Cameron Plaquemines Corpus Christi Calcasieu Pass Driftwood Freeport LNG export terminals that can be served via DTM assets 1. Represents growth from annual average level in 2021 Source: Wood Mackenzie DT Midstream 10

Haynesville system is well-positioned to serve growing supply

Phase 1

- Expansion is on track and on budget
  - Critical long-lead equipment has been ordered
- Project will provide ~0.5 Bcf/d incremental gathering and treating capacity[1] and ~0.3 Bcf/d of incremental LEAP capacity to Gillis
- Expansion preserves carbon neutral optionality

Phase 2

- In advanced development
- Active commercial discussions with multiple counterparties

Current Haynesville System LNG Deliverability

LEAP interconnects	Capacity (Bcf/d)	Current LNG interconnects
Transco	0.5	
Cameron	0.25	Sempra Cameron LNG
Creole Trail	1.0	Cheniere Sabine Pass
Texas Eastern	0.75	Venture Global Calcasieu Pass

2.5 Bcf/d
of deliverability to LNG corridor

Haynesville / LA Gulf Coast



~7 Bcf/d
of supply growth through 2030²
DTM pipeline assets
DTM treating plants
Expansion build
New electric compression
LNG facilities
Operational
Under development
Mississippi
Louisiana
Texas
Gillis Hub
Driftwood
Lake Charles LNG
Cameron LNG
Henry Hub
Golden Pass LNG
Sabine Pass LNG
CP2
Calcasieu Pass
Plaquemines
~8 Bcf/d
of Louisiana Gulf Coast area LNG export growth through 2030²

1. Includes 0.5 Bcf/d gathering capacity expansion and 0.4 Bcf/d treating capacity expansion of Blue Union system
2. Represents growth from annual average level in 2021

Source: Wood Mackenzie

DT Midstream 11

Appalachia is expected to account for greater than 1/3 of US gas supply through 2030 Appalachia production (Bcf/d) Marcellus Utica 40 36 32 28 24 20 16 12 2021 2025 2030 % of US gas supply ~35% ~35% ~35% Largest US supply basin with durable production Appalachia is expected to maintain its ~35% share of US supply Emerging takeaway capacity constraints favor pipelines in the ground with expansion capability NEXUS re-contracting at higher rates and longer term; capable of expanding further Stonewall provides access to transport corridors that deliver to Cove Point LNG and Gulf Coast markets Appalachia Gathering System overlays core acreage that is experiencing increased drilling activity Source: Wood Mackenzie DT Midstream 12

Favorable fundamentals and growth opportunities in both basins that we serve

Haynesville

- 300 MMcf/d LEAP pipeline phase 1 expansion in-flight; can be further expanded to 2.0 Bcf/d with compression
- Gathering and treating expansions serve growing production
- Growth opportunities driven by strong production and LNG export demand outlooks

Appalachia

- Constrained takeaway capacity in basin is yielding favorable contracting for NEXUS
- Stonewall expansion underway; provides critical pathway for gas to reach LNG exports at Cove Point and Gulf Coast facilities
- Executing on Appalachia Gathering System expansion for major customers



Michigan Gathering
Ontario, Canada
Michigan
Washington 10 Storage Complex
Vector Pipeline
Generation Pipeline
Indiana
NEXUS Gas Transmission Pipeline
Ohio
Bluestone Gathering Lateral Pipeline
New York
Millennium Pipeline
Tioga Gathering System
Susquehanna Gathering System
UTICA SHALE
MARCELLUS SHALE
New Jersey
Pennsylvania
Birdsboro Pipeline
Maryland
Appalachia Gathering System
Stonewall Gas Gathering Lateral Pipeline
West Virginia
Virginia
Kentucky
Arkansas
HAYNESVILLE SHALE
Blue Union Gathering System
Mississippi
Texas
LEAP Gathering Lateral Pipeline
Louisiana
LNG facilities
Operational
Under development

DT Midstream

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Major growth projects are on track Contracted growth investments (New projects in bold) Project In-service date(s) Pipeline Stonewall expansion Q2 2022 Michigan Gathering to intrastate pipeline conversion Q4 2022 Haynesville LEAP pipeline expansion – Phase 1 Q4 2023 Gathering Appalachia Gathering System expansion Q3 2022 Appalachia Gathering System expansion - Phase 2 Q4 2023 Haynesville Blue Union expansion Q3 2022 – Q1 2024 Proactively mitigating project execution risks • Critical long-lead equipment has been ordered • Cost estimates and schedules reflect current supply chain environment Over 50% of our $1.2 - $1.7 billion 5-year investment plan has been committed DT Midstream 14

Our well positioned assets provide incremental organic growth opportunities Platform Region 2022/2023 commercial focus Pipeline LEAP Lateral Haynesville • In active discussions with multiple customers for a phase 2 expansion NEXUS Pipeline Appalachia • Re-contracting opportunities • Open season discussions continue Gathering Blue Union Gathering Haynesville • Expansion opportunities Appalachia Gathering Appalachia • Expansion opportunities Tioga Gathering Appalachia • Expansion opportunities Energy Transition CCS Various • Continue to advance Louisiana CCS opportunity towards EPA Class VI filing Hydrogen Various • Work with strategic partner to identify and advance development opportunities DT Midstream 15

Leading the industry with a mature environmental, social and governance program Environmental Social Governance • Targeting net zero greenhouse gas emissions by 2050 and a 30% reduction by 2030 • Continuing to advance CCS opportunity in Louisiana • Advancing hydrogen development opportunities with strategic partnership • Executed collaborative agreement with Cheniere for emissions monitoring • Established $4 million foundation for community investment • Implemented talent management program that seeks diverse and creative talent • Continue to strengthen safety standards and protocols based on industry best practices • Strong C-Corp governance with separate Chairman and CEO • Independent and diverse board • Long-term incentive plans tied to total shareholder return • Board committee focused on ESG Inaugural sustainability report to be published in the second quarter of 2022 DT Midstream 16

Clean assets, clean balance sheet, clean story DT Midstream Integrated assets in premier dry gas basins serving key markets Stable balance sheet with low leverage Predictable, robust contracted cash flows Mature environmental, social and governance leadership DT Midstream 17

Appendix DT Midstream

Disciplined financial approach Self-funded investment program Strong organic growth $1.2 - $1.7 billion • Growth investment range from 2021 - 2025 is driven by organic opportunities within existing platforms 7% - 9% growth • 2021 adjusted EBITDA1 original guidance to 2022 adjusted EBITDA guidance Disciplined financial approach 3.8x leverage2 • Long-term debt / adjusted EBITDA ceiling of 4.0x • No significant near-term debt maturities 2.4x coverage ratio • Long-term dividend coverage ratio3 floor of 2.0x • Dividend to grow commensurate with cash flow Value creation optionality Growth investment Durable dividend Deleverage 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix 2. Represents debt to trailing twelve months adjusted EBITDA as of March 31, 2022 3. The dividend coverage ratio represents full year 2022 distributable cash flow (“DCF”) guidance range midpoint divided by annualized $0.64/share dividend paid to investors DT Midstream 19

2022 guidance summary (millions, except EPS)2022 Guidance Adjusted EBITDA1 $770 - $810 Operating Earnings2 $319 - $335 Operating EPS2 $3.30 - $3.46 Distributable Cash Flow3 $575 - $625 Capital Expenditures $350 - $400 Growth Capital4 $320 - $360 Maintenance Capital $30 - $40 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of approximately 97 million shares outstanding – diluted 3. Definition and reconciliation of distributable cash flow (non-GAAP) included in this appendix 4. Growth capital includes contribution to equity method investees DT Midstream 20

Quarterly financial results Three months ended (millions, except EPS) March 31, 2022 March 31, 2021 Adjusted EBITDA1 $191 $193 Pipeline segment $105 $100 Gathering segment $86 $93 Operating Earnings2 $81 $85 Operating EPS2 $0.84 $0.88 Distributable cash flow3 $182 $160 Growth capital4 $17 $24 Maintenance capital $3 $4 1. Definition and reconciliation of adjusted EBITDA (non-GAAP) to net income included in this appendix 2. Definition and reconciliation of operating earnings and operating earnings per share (non-GAAP) to reported earnings included in this appendix; EPS calculation based on average share count of approximately 97 million shares outstanding - diluted 3. Definition and reconciliation of distributable cash flow (non-GAAP) included in this appendix 4. Growth capital includes contribution to equity method investees DT Midstream 21

Adjusted EBITDA and distributable cash flow (DCF) are non-GAAP measures Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and loss on extinguishment of debt, further adjusted to include our proportional share of net income from our equity method investees (excluding taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting. Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, certain items we consider non-routine and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures. Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies. Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2022 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF. DT Midstream 22

Operating earnings and operating earnings per share are non-GAAP measures Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DT Midstream provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. DT Midstream 23

Reconciliation of Reported to Operating Earnings (non-GAAP) Three Months Ended March 31, 2022 December 31, 2021 Report Earnings Pre-tax Adjustments Income Taxes Operating Earnings Report Earnings Pre-tax Adjustments Income Taxes Operating Earnings (millions) Adjustments $ — $ — $ — $ — Net Income Attributable to DT Midstream $ 81 $ — $ — $ 81 $ 87 $ — $ — $ 87 Three Months Ended March 31, 2022 March 31, 2021 Report Earnings Pre-tax Adjustments Income Taxes Operating Earnings Report Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings (millions) Transaction Costs $ — $ — $ 10 A $ (3) Net Income Attributable to DT Midstream $ 81 $ — $ — $ 81 $ 78 $ 10 $ (3) $ 85 (1) Excluding tax related adjustments, the amount of income taxes was calculated on a combined federal and state income tax rate, considering the applicable jurisdiction of the respective segments and deductibility of specific operating adjustments Adjustment Key A Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and Maintenance DT Midstream 24

Reconciliation of Reported to Operating Earnings per diluted share(2) (non-GAAP) Three Months Ended March 31, 2022 December 31, 2021 Report Earnings Pre-tax Adjustments Income Taxes Operating Earnings Report Earnings Pre-tax Adjustments Income Taxes Operating Earnings (per share) Adjustments $ — $ — $ — $ — Net Income Attributable to DT Midstream $ 0.84 $ — $ — $ 0.84 $ 0.89 $ — $ — $ 0.89 Three Months Ended March 31, 2022 March 31, 2021(3) Report Earnings Pre-tax Adjustments Income Taxes Operating Earnings Report Earnings Pre-tax Adjustments Income Taxes(1) Operating Earnings (per share) Adjustments $ — $ — $ 0.11 A $ (0.03) Net Income Attributable to DT Midstream $ 0.84 $ — $ — $ 0.84 $ 0.80 $ 0.11 $ (0.03) $ 0.88 (1) Excluding tax related adjustments, the amount of income taxes was calculated on a combined federal and state income tax rate, considering the applicable jurisdiction of the respective segments and deductibility of specific operating adjustments (2) Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations (3) In anticipation of the separation from DTE Energy, shares issued and outstanding as of June 30, 2021 of 96.7 million were treated as issued and outstanding for calculated historical earnings per share Adjustment Key A Transaction costs relating to the separation of DT Midstream — recorded in Operating Expenses — Operation and Maintenance DT Midstream 25

Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA (non-GAAP) Three Months Ended March 31, 2022 December 31, 2021 March 31, 2021 (millions) Consolidated Net Income Attributable to DT Midstream $ 81 $ 87 $ 78 Plus: Interest expense 31 31 26 Plus: Income tax expense 25 25 29 Plus: Depreciation and amortization 42 42 41 Plus: EBTDA from equity method investees(1) 49 48 45 Plus: Adjustments for non-routine items(2) — — 10 Less: Interest income — —(3) Less: Earnings from equity method investees (36) (36) (32) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (1) Adjusted EBITDA $ 191 $ 196 $ 193 (1) Includes share of our equity method investees’ earnings before taxes, depreciation and amortization, which we refer to as “EBTDA.” A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows: Three Months Ended March 31, 2022 December 31, 2021 March 31, 2021 (millions) Earnings from equity methods investees $ 36 $ 36 $32 Plus: Depreciation and amortization attributable to equity method investees 13 12 13 EBTDA from equity method investees $ 49 $ 48 $ 45 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months ended March 31, 2021, adjustments for non-routine items included $10 million of separation related transaction costs. DT Midstream 26

Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment (non-GAAP) Three Months Ended March 31, 2022 December 31, 2021 March 31, 2021 (millions) Pipeline Net Income Attributable to DT Midstream $ 48 $ 51 $ 42 Plus: Interest expense 13 14 11 Plus: Income tax expense 16 15 15 Plus: Depreciation and amortization 16 16 16 Plus: EBTDA from equity method investees(1) 49 48 45 Plus: Adjustments for non-routine items (2) — — 5 Less: Interest income — — (1) Less: Earnings from equity method investees (36) (36) (32) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (1) Adjusted EBITDA $ 105 $ 107 $ 100 (1) Includes share of our equity method investees’ earnings before taxes, depreciation and amortization, which we refer to as “EBTDA.” A reconciliation of earnings from equity method investees to EBTDA from equity method investees follows: Three Months Ended March 31, 2022 December 31, 2021 March 31, 2021 (millions) Earnings from equity methods investees $ 36 $ 36 $32 Plus: Depreciation and amortization attributable to equity method investees 13 12 13 EBTDA from equity method investees $ 49 $ 48 $ 45 (2) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months ended March 31, 2021, adjustments for non-routine items included $5 million of separation related transaction costs. DT Midstream 27

Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment (non-GAAP) Three Months Ended March 31, 2022 December 31, 2021 March 31, 2021 (millions) Gathering Net Income Attributable to DT Midstream $ 33 $ 36 $ 36 Plus: Interest expense 18 17 15 Plus: Income tax expense 9 10 14 Plus: Depreciation and amortization 26 26 25 Plus: Adjustments for non-routine items(1) — — 5 Less: Interest income — — (2) Adjusted EBITDA $ 86 $ 89 $ 93 (1) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months ended March 31, 2021, adjustments for non-routine items included $5 million of separation related transaction costs. DT Midstream 28

DT Midstream 29 Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow (non-GAAP) Three Months Ended March 31, 2022 December 31, 2021 March 31, 2021 (millions) Net Income Attributable to DT Midstream $ 81 $ 87 $ 78 Plus: Interest expense 31 31 26 Plus: Income tax expense 25 25 29 Plus: Depreciation and amortization 42 42 41 Plus: Adjustments for non-routine items(1) — — 10 Less: Earnings from equity method investees (36) (36) (32) Less: Depreciation and amortization attributable to noncontrolling interests (1) (1) (1) Plus: Dividends and distributions from equity method investees 50 34 41 Less: Cash interest expense (6) (53) (26) Less: Cash taxes (1) (1) (2) Less: Maintenance capital investment(2) (3) (7) (4) Distributable Cash Flow $ 182 $ 121 $ 160 (1) Adjusted EBITDA calculation excludes certain items we consider non-routine. For the three months ended March 31, 2021, adjustments for non-routine items included $10 million of separation related transaction costs. (2) Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings.